UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 26, 2003
                                                --------------------------------

                      GS Mortgage Securities Corporation II
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             (Exact name of registrant as specified in its charter)




          New York                   333-71033                   22-3442024
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


         85 Broad Street, New York, New York                       10004
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      (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code (212) 902-1000
                                                  ------------------------------



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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            Attached as exhibits to this Current Report are (i) the consent of CB Richard Ellis, Inc. ("CB Richard Ellis") furnished to the Registrant by CB Richard Ellis in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series 2003-C1 (the "Certificates"); (ii) the consents of Alan M. Wilson & Associates ("Alan M. Wilson & Associates") furnished to the Registrant by Alan M. Wilson & Associates in respect of the Registrant's proposed offering of the Certificates; (iii) the consent of KTR Newmark Real Estate Services LLC ("KTR Newmark Real Estate Services") furnished to the Registrant by KTR Newmark Real Estate Services in respect of the Registrant's proposed offering of the Certificates; (iv) the consent of Cushman & Wakefield, Inc. ("Cushman & Wakefield") furnished to the Registrant by Cushman & Wakefield in respect of the Registrant's proposed offering of the Certificates; (v) the consent of Joseph J. Blake and Associates, Inc. ("Joseph
J. Blake and Associates") furnished to the Registrant by Joseph J. Blake and Associates in respect of the Registrant's proposed offering of the Certificates and (vi) certain property appraisals (the "Property Appraisals") furnished to the Registrant by CB Richard Ellis, Alan M. Wilson & Associates, KTR Newmark Real Estate Services, Cushman & Wakefield and Joseph J. Blake and Associates (the "Appraisers") in respect of the Registrant's proposed offering of the Certificates.

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-71033) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheets by reference in the Registration Statement.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

            (c) Exhibits

  Item 601(a) of
  Regulation S-K
    Exhibit No.          Description
    -----------          -----------

       23.1              Consent of CB Richard Ellis, dated February 27, 2003

       23.2              Consent of Alan M. Wilson & Associates, dated
                             February 28, 2003

       23.3              Consent of KTR Newmark Real Estate Services, dated
                             February 27, 2003

       23.4              Consent of Cushman & Wakefield, dated February 27, 2003

       23.5              Consent of Joseph J. Blake and Associates, dated
                             February 28, 2003

       99.1              Appraisal for 520 Madison Avenue, New York

       99.2              Appraisal for One North Wacker, Chicago

       99.3              Appraisal for Sunvalley Mall, California

       99.4              Appraisal for Bridgewater Commons, New Jersey

       99.5              Appraisal for Provo Towne Centre, Utah

       99.6              Appraisal for Spokane Valley Mall, Washington

       99.7              Appraisal for Miami Center, Florida

       99.8              Appraisal for Kierland Commons, Arizona

       99.9              Appraisal for The Aventine, California

       99.10             Appraisal for 3 Huntington Quadrangle, New York

       99.11             Appraisal for Festival at Waldorf, Maryland

SIGNATURES
----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 28, 2003


                                    GS MORTGAGE SECURITIES CORPORATION II



                                    By:    /s/ Daniel Sparks
                                        ----------------------------------
                                        Name:  Daniel Sparks
                                        Title: Vice President

                                  Exhibit Index
                                  -------------



Item  601(a) of
Regulation S-K                                                   Paper (P) or
Exhibit No.       Description                                    Electronic (E)
-----------       -----------                                    --------------

     23.1         Consent of CB Richard Ellis, dated                   E
                      February 27, 2003

     23.2         Consent of Alan M. Wilson & Associates,              E
                      dated February 28, 2003

     23.3         Consent of KTR Newmark Real Estate Services,         E
                      dated February 27, 2003

     23.4         Consent of Cushman & Wakefield, dated                E
                      February 27, 2003

     23.5         Consent of Joseph J. Blake and Associates,           E
                      dated February 28, 2003

     99.1         Appraisal for 520 Madison Avenue, New York           P

     99.2         Appraisal for One North Wacker, Chicago              P

     99.3         Appraisal for Sunvalley Mall, California             P

     99.4         Appraisal for Bridgewater Commons, New  Jersey       P

     99.5         Appraisal for Provo Towne Centre, Utah               P

     99.6         Appraisal for Spokane Valley Mall, Washington        P

     99.7         Appraisal for Miami Center, Florida                  P

     99.8         Appraisal for Kierland Commons, Arizona              P

     99.9         Appraisal for The Aventine, California               P

     99.10        Appraisal for 3 Huntington Quadrangle, New York      P

     99.11        Appraisal for Festival at Waldorf, Maryland          P